UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22455

Cohen & Steers Select Preferred and Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue New York, NY		10017
(Address of principal executive offices)		(Zip code)

Tina M. Payne 280 Park Avenue New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2016

Item 1. Schedule of Investments

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS†

March 31, 2016 (Unaudited)

	Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE 43.6%
BANKS 14.6%
Bank of America Corp., 6.20%, Series CC	79,557	$2,072,460
Bank of America Corp., 6.50%, Series Y	184,755	4,890,465
BB&T Corp., 5.625%	43,625	1,103,712
BB&T Corp., 5.625%, Series E	15,618	400,133
Citigroup, 6.875%, Series K	83,175	2,275,668
Citigroup, 6.30%, Series S	106,000	2,758,120
Countrywide Capital IV, 6.75%, due 4/1/33	50,612	1,285,039
Farm Credit Bank of Texas, 6.75%, 144A(a)	40,000	4,307,500
Fifth Third Bancorp, 6.625%, Series I	84,351	2,452,927
First Niagara Financial Group, 8.625%, Series B	80,000	2,131,200
First Republic Bank, 5.50%	89,406	2,245,879
Huntington Bancshares, 6.25%, Series D	131,950	3,391,115
JPMorgan Chase & Co., 6.125%, Series Y	100,000	2,619,000
PNC Financial Services Group, 6.125%, Series P	80,000	2,329,600
PrivateBancorp, 7.125%, due 10/30/42	43,309	1,160,681
Regions Financial Corp., 6.375%, Series B	73,000	1,975,380
US Bancorp, 6.50%, Series F	83,278	2,450,039
Wells Fargo & Co., 6.625%	40,564	1,189,742
Zions Bancorp, 7.90%, Series F	176,458	4,776,718
		45,815,378
BANKS—FOREIGN 2.8%
Barclays Bank PLC, 7.75%, Series IV (United Kingdom)	130,639	3,390,082
HSBC Holdings PLC, 8.00%, Series 2 (United Kingdom)	60,000	1,572,000
National Westminster Bank PLC, 7.763%, Series C (United Kingdom)	127,226	3,287,520
Royal Bank of Scotland Group PLC, 7.25%, Series T (United Kingdom)	27,134	690,560
		8,940,162
ELECTRIC 2.4%
INTEGRATED ELECTRIC 0.7%
Integrys Holdings, 6.00%, due 8/1/73	87,832	2,319,318
REGULATED ELECTRIC 1.7%
Southern Co./The, 6.25%, due 10/15/75	192,000	5,247,360
TOTAL ELECTRIC		7,566,678
FINANCIAL 4.1%
DIVERSIFIED FINANCIAL SERVICES 0.7%
KKR & Co. LP, 6.75%, Series A	88,000	2,219,360

	Number of Shares	Value
INVESTMENT BANKER/BROKER 3.4%
Charles Schwab Corp./The, 5.95%, Series D	146,750	$3,822,837
Morgan Stanley, 6.875%	123,526	3,352,496
Morgan Stanley, 6.375%, Series I	130,000	3,389,100
		10,564,433
TOTAL FINANCIAL		12,783,793
INDUSTRIALS—CHEMICALS 2.4%
CHS, 6.75%	72,040	1,914,103
CHS, 7.50%, Series 4	31,846	886,274
CHS, 7.10%, Series II	165,962	4,595,488
		7,395,865
INSURANCE 4.4%
MULTI-LINE 1.2%
Hartford Financial Services Group, 7.875%, due 4/15/42	41,793	1,304,777
WR Berkley Corp., 5.625%, due 4/30/53	93,399	2,341,513
		3,646,290
MULTI-LINE—FOREIGN 1.9%
ING Groep N.V., 7.05% (Netherlands)	99,064	2,599,439
ING Groep N.V., 7.20% (Netherlands)	50,000	1,307,500
PartnerRe Ltd., 6.50%, Series D (Bermuda)	64,553	1,709,363
PartnerRe Ltd., 7.25%, Series E (Bermuda)	11,671	330,173
		5,946,475
REINSURANCE 0.3%
Reinsurance Group of America, 6.20%, due 9/15/42	38,613	1,095,837
REINSURANCE—FOREIGN 1.0%
Aspen Insurance Holdings Ltd., 5.95% (Bermuda)	50,000	1,320,500
Aspen Insurance Holdings Ltd., 7.25% (Bermuda)	65,892	1,739,549
		3,060,049
TOTAL INSURANCE		13,748,651
INTEGRATED TELECOMMUNICATIONS SERVICES 1.4%
Qwest Corp., 6.875%, due 10/1/54	35,000	892,500
Qwest Corp., 7.00%, due 4/1/52	58,323	1,487,237
Qwest Corp., 7.375%, due 6/1/51	80,495	2,055,037
		4,434,774

	Number of Shares	Value
REAL ESTATE 8.7%
DIVERSIFIED 4.4%
DuPont Fabros Technology, 7.875%, Series A	103,254	$2,634,009
National Retail Properties, 6.625%, Series D	128,000	3,340,800
Retail Properties of America, 7.00%	79,500	2,112,315
VEREIT, 6.70%, Series F	170,372	4,315,523
Vornado Realty Trust, 6.625%, Series I	50,000	1,281,500
		13,684,147
HOTEL 1.2%
Chesapeake Lodging Trust, 7.75%, Series A	75,000	1,970,250
Hersha Hospitality Trust, 8.00%, Series B	70,969	1,785,580
		3,755,830
INDUSTRIALS 0.6%
First Potomac Realty Trust, 7.75%, Series A	78,750	2,008,125
RESIDENTIAL—MANUFACTURED HOME 0.8%
Equity Lifestyle Properties, 6.75%, Series C	47,378	1,223,300
UMH Properties, 8.25%, Series A	50,000	1,290,000
		2,513,300
SHOPPING CENTERS 1.7%
COMMUNITY CENTER 0.5%
WP GLIMCHER, 6.875%, Series I	69,100	1,758,595
REGIONAL MALL 1.2%
CBL & Associates Properties, 7.375%, Series D	104,291	2,581,202
CBL & Associates Properties, 6.625%, Series E	45,269	1,086,004
		3,667,206
TOTAL SHOPPING CENTERS		5,425,801
TOTAL REAL ESTATE		27,387,203
TECHNOLOGY—SOFTWARE 0.7%
eBay, 6.00%, due 2/1/56	87,200	2,197,440
TRANSPORT—MARINE—FOREIGN 0.3%
Seaspan Corp., 9.50%, Series C (Hong Kong)	35,027	885,833
UTILITIES 1.8%
SCE Trust III, 5.75%	41,100	1,104,768
SCE Trust IV, 5.375%, Series J	92,000	2,394,760

	Number of Shares	Value
SCE Trust V, 5.45%, Series K	79,600	$2,121,340
		5,620,868
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$127,540,567)		136,776,645
PREFERRED SECURITIES—CAPITAL SECURITIES 92.8%
BANKS 28.2%
AgriBank FCB, 6.875%	26,000	2,757,625
Bank of America Corp., 6.10%, Series AA	2,165,000	2,135,231
Bank of America Corp., 6.30%, Series DD	2,400,000	2,478,000
Bank of America Corp., 6.50%, Series Z	6,314,000	6,525,203
Citigroup, 6.125%, Series R	2,026,000	2,033,537
Citigroup Capital III, 7.625%, due 12/1/36	4,115,000	5,104,172
CoBank ACB, 6.25%, 144A(a)	25,000	2,568,750
CoBank ACB, 6.125%, Series G	25,000	2,372,658
Countrywide Capital III, 8.05%, due 6/15/27, Series B(b)	1,815,000	2,263,893
Farm Credit Bank of Texas, 10.00%, Series I	10,000	12,543,750
Goldman Sachs Capital I, 6.345%, due 2/15/34	3,250,000	3,801,460
Goldman Sachs Capital II, 4.00%, (FRN)	959,000	688,562
Huntington Bancshares, 8.50%, Series A (Convertible)	3,712	5,048,320
JPMorgan Chase & Co., 7.90%, Series I	6,075,000	6,082,594
JPMorgan Chase & Co., 6.75%, Series S	6,725,000	7,392,456
JPMorgan Chase & Co., 5.30%, Series Z	2,100,000	2,110,500
PNC Financial Services Group, 6.75%	4,500,000	4,927,050
Sovereign Real Estate Investment Trust, 12.00%, 144A(a)	1,500	1,880,625
US Bancorp, 5.125%, Series I	1,253,000	1,278,123
Wells Fargo & Co., 7.98%, Series K	8,350,000	8,651,852
Wells Fargo & Co., 5.875%, Series U	4,250,000	4,543,463
Zions Bancorporation, 7.20%, Series J	1,097,000	1,124,425
		88,312,249
BANKS—FOREIGN 28.7%
Allied Irish Banks PLC, 7.375%, Series EMTN (EUR) (Ireland)	2,200,000	2,251,364
Banco Bilbao Vizcaya Argentaria SA, 9.00% (Spain)	2,200,000	2,268,750
Bank of Ireland, 7.375% (EUR) (Ireland)	2,000,000	2,195,817
Barclays Bank PLC, 7.625%, due 11/21/22 (United Kingdom)	2,425,000	2,611,422
Barclays Bank PLC, 7.75%, due 4/10/23 (United Kingdom)	3,200,000	3,364,000
Barclays PLC, 7.875% (GBP) (United Kingdom)	800,000	1,025,390
Barclays PLC, 8.25% (United Kingdom)	3,593,000	3,602,270
BNP Paribas, 7.195%, 144A (France)(a)	1,950,000	2,110,875

	Number of Shares	Value
BNP Paribas, 7.375%, 144A (France)(a)	1,200,000	$1,162,500
BNP Paribas SA, 7.625%, 144A (France)(a)	2,600,000	2,620,800
Credit Agricole SA, 8.125%, due 9/19/33, 144A (France)(a)	2,000,000	2,179,008
Credit Agricole SA, 8.125%, 144A (France)(a)	4,050,000	4,056,055
Credit Suisse Group AG, 7.50%, 144A (Switzerland)(a)	3,087,000	3,047,255
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (Germany)(a)	3,007,869	3,496,648
HBOS Capital Funding LP, 6.85% (United Kingdom)	3,300,000	3,343,263
HSBC Capital Funding LP, 10.176%, 144A (United Kingdom)(a)	7,750,000	11,450,625
Intesa Sanpaolo SpA, 7.70%, 144A (Italy)(a)	1,600,000	1,472,000
Lloyds Banking Group PLC, 7.50% (United Kingdom)	5,237,000	5,197,199
Nationwide Building Society, 10.25%, due 12/6/99 (GBP) (United Kingdom)	2,460,000	4,416,643
Rabobank Nederland, 8.40% (Netherlands)	3,000,000	3,172,050
Rabobank Nederland, 11.00%, 144A (Netherlands)(a)	5,100,000	6,138,615
Royal Bank of Scotland Group PLC, 7.50% (United Kingdom)	2,500,000	2,331,250
Royal Bank of Scotland Group PLC, 7.648% (United Kingdom)	4,327,000	5,084,225
Royal Bank of Scotland Group PLC, 8.00% (United Kingdom)	1,400,000	1,338,400
Standard Chartered PLC, 7.014%, 144A (United Kingdom)(a)	2,050,000	2,065,375
UBS AG, 7.625%, due 8/17/22 (Switzerland)	3,750,000	4,300,496
UBS Group AG, 6.875% (Switzerland)	2,200,000	2,184,316
UBS Group AG, 7.125% (Switzerland)	1,500,000	1,521,367
		90,007,978
FINANCIAL—DIVERSIFIED FINANCIAL SERVICES 0.4%
Depository Trust & Clearing Corp/The, 4.875%, Series C, 144A(a)	1,250,000	1,240,625
INDUSTRIALS—DIVERSIFIED MANUFACTURING 5.1%
General Electric Co., 5.00%, Series D	15,541,000	16,026,656
INSURANCE 25.0%
LIFE/HEALTH INSURANCE 7.2%
MetLife, 5.25%, Series C	2,598,000	2,489,209
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A(a)	5,450,000	6,294,750
MetLife Capital Trust X, 9.25%, due 4/8/38, 144A(a)	5,599,000	7,607,641
Prudential Financial, 5.625%, due 6/15/43	4,958,000	5,055,920
Prudential Financial, 5.875%, due 9/15/42	1,088,000	1,138,320
		22,585,840

	Number of Shares	Value
LIFE/HEALTH INSURANCE—FOREIGN 9.6%
Cloverie PLC for Zurich Insurance Co., Ltd., 5.625%, due 6/24/46 (Ireland)	2,200,000	$2,266,711
Demeter BV (Swiss Re Ltd.), 5.75%, due 8/15/50 (Netherlands)	2,300,000	2,307,808
La Mondiale Vie, 7.625% (France)	4,100,000	4,298,083
Meiji Yasuda Life Insurance Co., 5.20%, due 10/20/45, 144A (Japan)(a)	6,300,000	6,800,535
Nippon Life Insurance Co., 4.70%, due 1/20/46, 144A (Japan)(a)	6,200,000	6,463,345
Nippon Life Insurance Co., 5.10%, due 10/16/44, 144A (Japan)(a)	2,000,000	2,137,500
Prudential PLC, 7.75% (United Kingdom)	1,650,000	1,670,807
Sumitomo Life Insurance Co., 6.50%, due 9/20/73, 144A (Japan)(a)	3,500,000	4,068,750
		30,013,539
MULTI-LINE—FOREIGN 2.7%
Aviva PLC, 8.25% (United Kingdom)	2,000,000	2,145,430
AXA SA, 8.60%, due 12/15/30 (France)	1,400,000	1,848,000
AXA SA, 6.463%, 144A (France)(a)	2,250,000	2,300,625
Cloverie PLC, 8.25% (Switzerland)	2,000,000	2,202,948
		8,497,003
PROPERTY CASUALTY 1.1%
Liberty Mutual Group, 7.80%, due 3/7/37, 144A(a)	3,200,000	3,496,000
PROPERTY CASUALTY—FOREIGN 3.2%
Mitsui Sumitomo Insurance Co., Ltd., 7.00%, due 3/15/72, 144A (Japan)(a)	2,600,000	3,077,750
QBE Capital Funding III Ltd., 7.25%, due 5/24/41, 144A (Australia)(a)	2,250,000	2,438,437
QBE Insurance Group Ltd., 6.75%, due 12/2/44 (Australia)	2,051,000	2,141,244
RL Finance Bonds No. 3 PLC, 6.125%, due 11/13/28 (GBP) (United Kingdom)	1,300,000	1,916,719
Sompo Japan Nipponkoa Insurance, 5.325%, due 3/28/73, 144A (Japan)(a)	400,000	435,000
		10,009,150
REINSURANCE—FOREIGN 1.2%
Aquarius + Investments PLC, 8.25% (Switzerland)	3,510,000	3,777,638
TOTAL INSURANCE		78,379,170

	Number of Shares	Value
INTEGRATED TELECOMMUNICATIONS SERVICES 2.9%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)(a)	7,500	$8,981,250
UTILITIES 2.5%
ELECTRIC UTILITIES 0.4%
NextEra Energy Capital Holdings, 7.30%, due 9/1/67, Series D	1,305,000	1,219,914
ELECTRIC UTILITIES—FOREIGN 1.7%
Enel SpA, 8.75%, due 9/24/73, 144A (Italy)(a)	4,930,000	5,496,950
MULTI-UTILITIES 0.4%
Dominion Resources, 5.75%, due 10/1/54	1,174,000	1,128,801
TOTAL UTILITIES		7,845,665
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$272,803,528)		290,793,593

	Principal Amount
CORPORATE BONDS—INSURANCE-PROPERTY
CASUALTY 1.9%
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144A(a)	$4,829,000	6,066,431
TOTAL CORPORATE BONDS (Identified cost—$4,343,359)		6,066,431

	Number of Shares
SHORT-TERM INVESTMENTS 0.6%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, 0.19%(c)	1,900,000	1,900,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$1,900,000)		1,900,000

TOTAL INVESTMENTS (Identified cost—$406,587,454)	138.9%	$435,536,669
LIABILITIES IN EXCESS OF OTHER ASSETS(d)	(38.9)	(122,003,554)
NET ASSETS (Equivalent to $26.15 per share based on 11,989,361 shares of common stock outstanding)	100.0%	$313,533,115

Note: Percentages indicated are based on the net assets of the Fund.

†                 Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding in connection with the Fund’s revolving credit agreement.

(a)         Resale is restricted to qualified institutional investors. Aggregate holdings equal 36.8% of the net assets of the Fund, of which 0.0% are illiquid.

(b)         A portion of the security is segregated as collateral for open forward foreign currency exchange contracts. $835,707 in aggregate has been segregated as collateral.

(c)          Rate quoted represents the seven-day yield of the Fund.

(d)         Cash in amount of $1,481,979 has been segregated as collateral for open interest rate swap contracts.

Centrally cleared interest rate swap contracts outstanding at March 31, 2016 were as follows:

Clearinghouse	Notional Amount	Fixed Rate Payable	Floating Rate(resets monthly) Receivable	Termination Date	Unrealized Depreciation
CME Group, Inc.	$33,000,000	1.049%	0.433%	October 29, 2019	$(336,310)
CME Group, Inc.	34,000,000	1.231%	0.433%	October 29, 2020	(510,417)
CME Group, Inc.	33,000,000	1.395%	0.433%	October 29, 2021	(654,407)
					$(1,501,134)

(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at March 31, 2016.

Forward foreign currency exchange contracts outstanding at March 31, 2016 were as follows:

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	5,077,217	USD	5,522,494	4/4/16	$(254,870)
Brown Brothers Harriman	GBP	5,074,797	USD	7,073,612	4/4/16	(215,061)
Brown Brothers Harriman	USD	4,463,094	EUR	3,915,750	4/4/16	(7,362)
Brown Brothers Harriman	USD	7,295,477	GBP	5,074,797	4/4/16	(6,804)
Brown Brothers Harriman	USD	1,303,061	EUR	1,161,467	4/4/16	18,572
Brown Brothers Harriman	EUR	3,911,100	USD	4,461,059	5/3/16	6,761
Brown Brothers Harriman	GBP	5,112,050	USD	7,348,930	5/4/16	6,087
						$(452,677)

Glossary of Portfolio Abbreviations

EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
USD	United States Dollar

Cohen & Steers Select Preferred and Income Fund, Inc.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a third-party pricing service or third-party broker dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee)

Cohen & Steers Select Preferred and Income Fund, Inc.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability.  The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of March 31, 2016.

The following is a summary of the inputs used as of March 31, 2016 in valuing the Fund’s investments carried at value:

Cohen & Steers Select Preferred and Income Fund, Inc.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

		Quoted Prices In Active Markets for Identical Investments	Other Significant Observable Inputs	Significant Unobservable Inputs
	Total	(Level 1)	(Level 2)	(Level 3)
Preferred Securities - $25 Par Value:
Banks	$45,815,378	$41,507,878	$4,307,500	$—
Electric-Integrated
Electric	2,319,318	—	2,319,318	—

Other Industries	88,641,949	88,641,949	—	—

Preferred Securities - Capital Securities:
Banks	88,312,249	5,048,320	81,383,304	1,880,625
Other Industries	202,481,344	—	202,481,344	—
Corporate Bonds	6,066,431	—	6,066,431	—
Short-Term Investments	1,900,000	—	1,900,000	—
Total Investments(a)	$435,536,669	$135,198,147	$298,457,897	$1,880,625	(b)
Forward foreign currency exchange contracts	$31,420	$—	$31,420	$—
Total Appreciation in Other Financial Instruments(a)	$31,420	$—	$31,420	$—
Interest rate swaps	$(1,501,134)	$—	$(1,501,134)	$
Forward foreign currency exchange contracts	(484,097)	—	(484,097)	—
Total Depreciation in Other Financial Instruments(a)	$(1,985,231)	$—	$(1,985,231)	$—

(a) Portfolio holdings are disclosed individually on the Schedule of Investments..

(b) Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Cohen & Steers Select Preferred and Income Fund, Inc.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

	Total Investments in Securities	Preferred Securities - Capital Securities- Banks
Balance as of December 31, 2015	$4,174,033	$4,174,033
Change in unrealized appreciation (depreciation)	79,250	79,250
Transfers out of Level 3(a)	(2,372,658)	(2,372,658)
Balance as of March 31, 2016	$1,880,625	$1,880,625

The change in unrealized appreciation (depreciation) attributable to securities owned on March 31, 2016 which were valued using significant unobservable inputs (Level 3) amounted to $(27,000).

(a) Transfers from Level 3 to Level 2 are due to an increase in market activity (e.g. frequency of trades), which resulted in an increase in available market inputs to determine prices.

Note 2.   Derivative Instruments

The following is a summary of the Fund’s derivative instruments as of March 31, 2016:

Centrally cleared interest rate swap contracts	$(1,501,134)
Forward foreign currency exchange contracts	(452,677)
$(1,953,811)

The balance of outstanding centrally cleared interest rate swap contracts at March 31, 2016 is representative of the volume outstanding during the period ended March 31, 2016. The following summarizes the volume of the Fund’s centrally cleared interest rate swap contracts and forward foreign currency exchange contracts activity during the three months ended March 31, 2016:

	Centrally cleared interest rate swap contracts	Forward foreign currency exchange contracts
Average Notional Balance	$100,000,000	$14,110,843
Ending Notional Balance	100,000,000	11,809,989

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar

Cohen & Steers Select Preferred and Income Fund, Inc.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on foreign currency translations. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on foreign currency transactions. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Interest Rate Swap Contracts: The Fund uses centrally cleared interest rate swaps in connection with borrowing under its revolving credit agreement. The centrally cleared interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the revolving credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the revolving credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin. Payments received from or paid to the counterparty, including at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such

Cohen & Steers Select Preferred and Income Fund, Inc.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Note 3.   Income Tax Information

As of March 31, 2016, the federal tax cost and net unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$406,587,454
Gross unrealized appreciation	$30,503,131
Gross unrealized depreciation	(1,553,916)
Net unrealized appreciation	$28,949,215

Item 2. Controls and Procedures

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act as of a date within 90 days of the filing of this report.

(b)                                 During the last fiscal quarter, there were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a)                                 Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President

Date: May 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin		By:	/s/ James Giallanza
	Name: Adam M. Derechin			Name: James Giallanza
	Title:	President and Principal		Title:	Treasurer and Principal
		Executive Officer			Financial Officer

Date: May 26, 2016